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                                                                  EXHIBIT 21.1


WHX CORPORATION SUBSIDIARIES
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CONSUMERS MINING COMPANY, a Pennsylvania corporation
CHAMPION METAL PRODUCTS, INC., a Delaware corporation
MINGO OXYGEN COMPANY, an Ohio corporation
PITTSBURGH-CANFIELD CORPORATION, a Pennsylvania corporation
UNIMAST INCORPORATED, an Ohio corporation
WHX ENTERTAINMENT CORPORATION, a Delaware corporation
WHEELING-PITTSBURGH CAPITAL CORPORATION, a Delaware corporation
WPC LAND CORPORATION, an Ohio corporation
WHEELING-PITTSBURGH CORPORATION, a Delaware corporation
WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation
WHEELING CONSTRUCTION PRODUCTS, INC., a Delaware corporation
WHEELING-EMPIRE COMPANY, a Delaware corporation
WP STEEL VENTURE CORPORATION, a Delaware corporation
WHEELING-PITTSBURGH FUNDING, INC., a Delaware corporation
W-P COAL COMPANY, a West Virginia corporation
CAMDEL METALS CORPORATION, a Delaware corporation
CONTINENTAL INDUSTRIES, INC. an Oklahoma corporation ele CORPORATION, a California corporation
HANDY & HARMAN, a New York Coroporation
HANDY & HARMAN OF CANADA, LIMITED, an Ontario, Canada corporation
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION, a Florida corporation HANDY & HARMAN (EUROPE) LIMITED, a UK corporation
HANDY & HARMAN INTERNATIONAL, LTD., a Delaware corporation
HANDY & HARMAN PERU, INC., a Delaware corporation
HANDY & HARMAN TUBE COMPANY, INC., a Delaware corporation
HANDY & HARMAN UK HOLDINGS LIMITED, a UK corporation
INDIANA TUBE CORPORATION, a Delaware corporation
INDIANA TUBE DANMARK A/S a Denmark corporation
LUCAS-MILHAUPT, INC., a Wisconsin corporation
MARYLAND SPECIALTY WIRE, INC., a Delaware corporation
MICRO-TUBE FABRICATORS, INC., a Delaware corporation
OLYMPIC MANUFACTURING GROUP, INC., a Delaware corporation
RIGBY-MARYLAND (STAINLESS), LTD, a UK corporation
SUMCO INC., an Indiana corporation
WILLING B WIRE CORPORATION, a Delaware corporation
WHX METALS CORPORATION, a Delaware corporation
WHX AVIATION CORPORATION, a Delaware corporation
GT ACQUISITION CORPORATION, a Delaware corporation